EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of ITC Holdings Corp. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joseph L. Welch, President and Chief Executive Officer of the Registrant, and Cameron M. Bready, Senior Vice President, Treasurer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: October 28, 2010

/s/ Joseph L. Welch Joseph L. Welch
President and Chief Executive Officer

/s/ Cameron M. Bready Cameron M. Bready
Senior Vice President, Treasurer and Chief Financial Officer